Exhibit 10.16

THIRD AMENDMENT TO THE
AMENDED AND RESTATED
OUTSIDE DIRECTORS STOCK BASED COMPENSATION PLAN

This Third Amendment to the Amended and Restated Outside Directors Stock Based Compensation Plan (“Amendment”) is adopted by Black Hills Corporation (“Company”) effective the 1st day of January, 2015.

1.	RECITALS.
This document is the Third Amendment to the Amended and Restated Outside Directors Stock Based Compensation Plan which was adopted by the Company effective the 1st day of January, 2015 (“Plan”). Under Section 11 of the Plan, the Company reserved the right to amend, modify, or discontinue the Plan provided only that any modification is not to reduce accrued and unpaid benefits. The amendment hereunder does not reduce any accrued or unpaid benefits.

2.	AMENDMENTS TO SECTION 4. ADDITIONS TO ACCOUNTS.

Section 4b of the Plan is amended and restated as follows:

b.
For the Quarter Period December 1, 2007 through February 29, 2008, each Participant shall be entitled to a quarterly addition to their Account in the amount determined by dividing the sum of $11,333.33 by the market price of the Company common stock on February 29, 2008.

For the Quarter Period beginning March 1, 2008, and for the remainder of the Plan year, and for each Plan year thereafter through November 30, 2010 each Participant shall be entitled to a quarterly addition to his or her Account in the amount of the number of Company common stock equivalents determined by dividing the sum of $12,500 by the market price of the Company common stock on the last day of the Quarter Period for each Quarter Period of the Plan Year that the Participant is eligible for benefits.

For the Quarter Period December 1, 2010 through February 28, 2011, each Participant shall be entitled to a quarterly addition to their Account in the amount determined by dividing the sum of $14,166.67 by the market price of the Company common stock on February 28, 2011.

For the Quarter Period beginning March 1, 2011, and for the remainder of the Plan year, and for each Plan year thereafter through November 30, 2012 each Participant shall be entitled to a quarterly addition to his or her Account in the amount of the number of Company common stock equivalents determined by dividing the sum of $15,000 by the market price of the Company common stock on the last day of the Quarter Period for each Quarter Period of the Plan Year that the Participant is eligible for benefits.

For the Quarter Period December 1, 2012 through February 28, 2013, each Participant shall be entitled to a quarterly addition to their Account in the amount determined by dividing the sum of $17,500.00 by the market price of the Company common stock on February 28, 2013.

For the Quarter Period beginning March 1, 2013, and for the remainder of the Plan year, and for each Plan year thereafter through November 30, 2014, each Participant shall be entitled to a quarterly addition to his or her Account in the amount of the number of Company common stock equivalents determined by dividing the sum of $18,750 by the market price of the Company common stock on the last day of the Quarter Period for each Quarter Period of the Plan Year that the Participant is eligible for benefits.

For the Quarter Period December 1, 2014 through February 28, 2015, each Participant shall be entitled to a quarterly addition to their Account in the amount determined by dividing the sum of $19,583.33 by the market price of the Company common stock on February 28, 2015.

For the Quarter Period beginning March 1, 2015, and for the remainder of the Plan year, and for each Plan year thereafter, each Participant shall be entitled to a quarterly addition to his or her Account in the amount of the number of Company common stock equivalents determined by dividing the sum of $20,000 by the market price of the Company common stock on the last day of the Quarter Period for each Quarter Period of the Plan Year that the Participant is eligible for benefits.

If a Participant is not an Outside Director for the entire Quarter Period, then the Participant’s addition for the quarter should be prorated for the number of months that the Participant served as Outside Director.

3.	NO OTHER CHANGES.
Other than specifically set forth herein, all terms, conditions and provisions of the Plan shall remain the same.

Dated this 28th day of October, 2014.

BLACK HILLS CORPORATION

By /s/ David R. Emery
Its Chairman, President and CEO

ATTEST:

/s/ Roxann R. Basham
Secretary

(CORPORATE SEAL)